Exhibit 99.1

Appendix 4E

Coronado Global Resources Inc.

ARBN 628 199 468

The following comprises the financial information provided to the Australian Securities Exchange (ASX) under Listing Rule 4.3A, including the consolidated results of Coronado Global Resources Inc. (“Coronado” or the “Company” or the “Group”) for the full year ended 31 December 2020 (FY20).

All amounts in this Appendix 4E are denominated in United States dollars (USD) unless otherwise indicated.

Results for announcement to the market

Reporting period (“Current period”):	Financial year ended 31 December 2020

Previous corresponding period (“Previous period”):	Financial year ended 31 December 2019

	31 December	31 December
($ in thousands)	2020	2019	% Variance
Revenue from ordinary activities	1,462,262	2,215,748	(34)%
Net (loss) income from ordinary activities after tax attributable to members	(226,468)	305,538	(174)%
Net (loss) income attributable to members	(226,468)	305,538	(174)%

A detailed discussion of the Company’s operating results for the Reporting period is included in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the attached Annual Report on Form 10-K for the year ended 31 December 2020 filed with the U.S. Securities and Exchange Commission (“SEC”).

The consolidated balance sheets, statements of operations and comprehensive income, stockholders’ equity/members’ capital, and cash flows for the year ended 31 December 2020 are appended to this Appendix 4E. These audited financial statements and the related notes (collectively, the consolidated financial statements), are also included in Item 8 “Financial Statements and Supplementary Data” of the attached Annual Report on Form 10-K for the year ended 31 December 2020 filed with the SEC.

		Previous
	Current	corresponding
Net tangible asset backing	period	period
Net tangible asset backing per ordinary security (US$)	5.60	8.64
Net tangible asset backing per CDI (US$)	0.56	0.86

Dividends

	Paid or payable	Amount per	Franked amount	Conduit foreign income
Final and interim dividends per CDI	on	CDI	per CDI	component per CDI
2019 Final dividend - paid	31 March 2020	0.025	0.025	NIL

No dividend has been declared or paid since the year ended 31 December 2020.

Details of associates and joint ventures

	31 December 2020		31 December 2019
Associate / joint venture	Holdings %	Profit	Holdings %	Profit
JEP Mining LLC	50	Not material	50	Not material

The profit contribution from the above joint venture is not material to the Company’s net loss for the period.

Further information can be obtained from the attached the Annual Report on Form 10-K for the year ended 31 December 2020 filed with the SEC.

Consolidated Balance Sheets

(In US$ thousands, except share data)

	December 31,	December 31,
Assets	2020	2019
Current assets:
Cash and restricted cash	$45,736	$26,553
Trade receivables, net	175,206	133,297
Related party trade receivables, net	81,970	86,796
Income tax receivable	20,325	897
Inventories	110,135	162,170
Other current assets	44,006	44,109
Assets held for sale	52,524	—
Total current assets	529,902	453,822
Non-current assets:
Property, plant and equipment, net	1,521,508	1,632,788
Right of use asset – operating leases, net	19,498	62,566
Goodwill	28,008	28,008
Intangible assets, net	4,217	5,079
Deposits and reclamation bonds	8,425	12,227
Deferred income tax assets	24,654	2,852
Other non-current assets	12,264	17,512
Total assets	$2,148,476	$2,214,854
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$74,651	$64,392
Accrued expenses and other current liabilities	234,526	238,788
Income tax payable	—	29,760
Asset retirement obligations	6,012	10,064
Contingent royalty consideration	—	688
Contract obligations	40,295	36,935
Lease liabilities	8,414	29,685
Other current financial liabilities	7,129	5,894
Liabilities held for sale	16,719	—
Total current liabilities	387,746	416,206
Non-current liabilities:
Asset retirement obligations	116,132	121,710
Contract obligations	185,823	204,877
Deferred consideration liability	216,513	174,605
Interest bearing liabilities	327,625	330,000
Other financial liabilities	—	1,546
Lease liabilities	20,582	48,165
Contingent royalty consideration	—	855
Deferred income tax liabilities	64,366	47,973
Other non-current liabilities	22,826	976
Total liabilities	1,341,613	1,346,913
Common stock $0.01 par value; 1,000,000,000 shares authorized, 138,387,890 shares are issued and outstanding as of December 31, 2020 and 96,651,692 shares
issued and outstanding as of December 31, 2019	1,384	967
Series A Preferred stock $0.01 par value; 100,000,000 shares authorized, 1 Share
issued and outstanding as of December 31, 2020 and December 31, 2019	—	—
Additional paid-in capital	993,052	820,247
Accumulated other comprehensive losses	(28,806)	(45,206)
(Accumulated losses) retained earnings	(158,919)	91,712
Coronado Global Resources Inc. stockholders’ equity	806,711	867,720
Noncontrolling interest	152	221
Total stockholders’ equity	806,863	867,941
Total liabilities and stockholders’ equity	$2,148,476	$2,214,854

Consolidated Statements of Operations and Comprehensive Income

(In US$ thousands, except share data)

	Year ended December 31,
	2020	2019	2018
Revenues:
Coal revenues	$1,289,010	$1,705,442	$1,500,730
Coal revenues from related parties	134,589	468,897	444,870
Other revenues	38,663	41,409	34,904
Total revenues	1,462,262	2,215,748	1,980,504
Costs and expenses:
Cost of coal revenues (exclusive of items shown separately
below)	1,014,879	1,047,359	991,994
Depreciation, depletion and amortization	191,189	176,461	162,117
Freight expenses	185,863	166,729	117,699
Stanwell rebate	103,039	175,318	127,692
Other royalties	84,891	157,016	181,715
Selling, general, and administrative expenses	30,352	36,062	66,207
Total costs and expenses	1,610,213	1,758,945	1,647,424
Operating income	(147,951)	456,803	333,080
Other income (expenses):
Interest expense, net	(50,585)	(39,294)	(57,978)
Loss on debt extinguishment	—	—	(58,085)
Impairment of assets	(78,111)	—	—
Provision for discounting and credit losses	(9,298)	—	—
Other, net	(608)	2,649	(27,216)
Total other income (expense), net	(138,602)	(36,645)	(143,279)
(Loss) Income before tax	(286,553)	420,158	189,801
Income tax benefit (expense)	60,016	(114,681)	(75,212)
Net (loss) income	(226,537)	305,477	114,589
Less: Net loss attributable to noncontrolling interest	(69)	(61)	(92)
Net (loss) income attributable to Coronado Global
Resources Inc.	$(226,468)	$305,538	$114,681
Other comprehensive income, net of income taxes:
Foreign currency translation adjustment	21,488	(2,438)	(45,827)
Net gain (loss) on cash flow hedges, net of tax	(5,088)	6,841	(3,782)
Total other comprehensive income (loss)	16,400	4,403	(49,609)
Total comprehensive (loss) income	(210,137)	309,880	64,980
Less: Net loss attributable to noncontrolling interest	(69)	(61)	(92)
Total comprehensive (loss) income attributable to Coronado
Global Resources Inc.	$(210,068)	$309,941	$65,072
(Loss) earnings per share of common stock(1)
Basic	(2.04)	3.16	0.21
Diluted	(2.04)	3.16	0.21
Pro Forma earnings per share of common stock(2)
Basic			0.97
Diluted			0.97

(1) The 2018 earnings per share of common stock and weighted average shares of common stock outstanding is for the period following the initial public offering, on October 24, 2018. See Note 8(c).

(2) The 2018 pro forma financial information presented has been computed to reflect income tax expense assuming our initial public offering occurred on January 1, 2018. See Note 8(c).

Consolidated Statements of Stockholders’ Equity/Members’ Capital

(In US$ thousands, except share data)

									Accumulated	(Accumulated
								Additional	other	losses)		Total
	Members’	Retained	Noncontrolling	Common stock		Preferred stock		paid in	comprehensive	Retained	Noncontrolling	stockholders
	capital	earnings	interest	Shares	Amount	Series A	Amount	capital	(losses) income	earnings	interest	equity
Balance December 31, 2017	$553,524	79,539	237	—	—	—	—	—	—	—	—	633,300
Members’ distributions before
Reorganization Transactions	(69,074)	—	—	—	—	—	—	—	—	—	—	(69,074)
Members’ contributions before
Reorganization Transactions	181,610	—	137	—	—	—	—	—	—	—	—	181,747
Reorganization Transactions	(666,060)	(79,539)	(374)	80,000,000	800	1	—	665,260	—	79,539	374	—
Proceeds from initial public offering, net	—	—	—	16,651,692	167	—	—	442,147	—	—	—	442,314
Net income (loss)	—	—	—	—	—	—	—	—	—	114,681	(92)	114,589
Other comprehensive loss (net of $1,529
deferred income tax)	—	—	—	—	—	—	—	—	(49,609)	—	—	(49,609)
Total comprehensive (loss) income	—	—	—	—	—	—	—	—	(49,609)	114,681	(92)	64,980
Share based compensation for equity
classified awards	—	—	—	—	—	—	—	541	—	—	—	541
Balance December 31, 2018	$—	—	—	96,651,692	967	1	—	1,107,948	(49,609)	194,220	282	1,253,808
Net income (loss)	—	—	—	—	—	—	—	—	—	305,538	(61)	305,477
Other comprehensive loss (net of $2,932
deferred income tax)	—	—	—	—	—	—	—	—	4,403	—	—	4,403
Total comprehensive income (loss)	—	—	—	—	—	—	—	—	4,403	305,538	(61)	309,880
Share-based compensation for equity
classified awards	—	—	—	—	—	—	—	319	—	—	—	319
Dividends paid	—	—	—	—	—	—	—	—	—	(408,046)	—	(408,046)
Return of capital	—	—	—	—	—	—	—	(288,020)	—	—	—	(288,020)
Balance December 31, 2019	$—	—	—	96,651,692	967	1	—	820,247	(45,206)	91,712	221	867,941
Net loss	—	—	—	—	—	—	—	—	—	(226,468)	(69)	(226,537)
Other comprehensive loss (net of $2,108
deferred income tax)	—	—	—	—	—	—	—	—	16,400	—	—	16,400
Total comprehensive income (loss)	—	—	—	—	—	—	—	—	16,400	(226,468)	(69)	(210,137)
Issuance of common stock, net	—	—	—	41,736,198	417	—	—	171,168	—	—	—	171,585
Share-based compensation for equity
classified awards	—	—	—	—	—	—	—	1,637	—	—	—	1,637
Dividends paid	—	—	—	—	—	—	—	—	—	(24,163)	—	(24,163)
Balance December 31, 2020	$—	—	—	138,387,890	1,384	1	—	993,052	(28,806)	(158,919)	152	806,863

Consolidated Statements of Cash Flows

(In US$ thousands)

	Year Ended December 31,
	2020	2019	2018
Cash flows from operating activities:
Net (loss) income	$(226,537)	$305,477	$114,589
Adjustments to reconcile net income to cash and restricted cash provided by operating activities:
Depreciation, depletion and amortization	197,162	176,461	162,351
Impairment of Assets	78,111	—	—
Amortization of right of use asset - operating leases	13,285	24,403	—
Amortization of deferred financing costs	5,546	4,497	5,181
Non-cash interest expense	22,410	19,885	9,919
Amortization of contract obligations	(33,172)	(34,794)	(31,870)
Loss on disposal of property, plant and equipment	131	(1,238)	122
(Decrease) increase in contingent royalty consideration	(1,543)	(13,646)	8,825
Gain on operating lease derecognition	(1,184)	—	—
Loss on interest rate swap	—	—	3,239
Equity-based compensation expense	1,637	321	541
Deferred income taxes	(11,247)	14,803	55,123
Reclamation of asset retirement obligations	(2,859)	(3,456)	(4,743)
Change in estimate of asset retirement obligation	(5,973)	—	(234)
Provision for discounting and credit losses	9,298	—	—
Changes in operating assets and liabilities:
Accounts receivable - including related party receivables, net	(38,025)	20,205	(63,126)
Inventories	53,652	(67,388)	23,419
Other current assets	(1,921)	(5,062)	(15,057)
Accounts payable	6,833	21,351	12,684
Accrued expenses and other current liabilities	(27,829)	(4,336)	81,593
Operating lease liabilities	(15,329)	(25,877)	—
Change in other liabilities	(25,446)	45,820	2,197
Net cash (used in) provided by operating activities	(3,000)	477,426	364,753
Cash flows from investing activities:
Capital expenditures	(117,856)	(183,283)	(114,302)
Proceeds from the disposal of property, plant, and equipment	—	145	66
Purchase of deposits and reclamation bonds	(2,302)	(1,074)	(9,789)
Redemption of deposits and reclamation bonds	6,030	482	1,443
Acquisition of Curragh, net of cash acquired	—	—	(537,207)
Payment of contingent purchase considerations	—	—	(6,628)
Net cash used in investing activities	(114,128)	(183,730)	(666,417)
Cash flows from financing activities:
Proceeds from interest bearing liabilities and other financial liabilities	216,953	474,223	720,083
Proceeds from interest rate swap	—	—	28,251
Payments on interest rate swap	—	—	(31,490)
Debt issuance costs and other financing costs	(2,955)	(4,293)	(42,075)
Principal payments on interest bearing liabilities and other financial liabilities	(221,414)	(148,583)	(815,758)
Principal payments on finance lease obligations	(2,481)	(1,308)	(1,801)
Payment of contingent purchase consideration	—	(15,002)	(4,922)
Dividends paid	(24,162)	(408,046)	—
Shareholders’/Members’ contributions (distributions), net	—	(288,020)	112,536
NCI member’s contributions	—	—	137
Proceeds from stock issuance, net	171,585	—	—
Proceeds from initial public offering, net	—	—	442,314
Net cash provided by (used in) financing activities	137,526	(391,029)	407,275
Net (decrease) increase in cash and restricted cash	20,398	(97,333)	105,611
Effect of exchange rate changes on cash and restricted cash	(1,215)	(995)	(8,799)
Cash and restricted cash at beginning of period	26,553	124,881	28,069
Cash and restricted cash at end of period	$45,736	$26,553	$124,881
Supplemental disclosure of cash flow information:
Cash payments for interest	$23,538	$5,235	$39,821
Cash paid for taxes	$1,955	$67,863	$23,612

Net tangible asset backing per Ordinary Share/CDI

(In US$ thousands, except share data)	31 December 2020	31 December 2019
Total Assets	2,148,476	2,214,854
Less: Goodwill	28,008	28,008
Less: Intangible assets	4,217	5,079
Less: Total Liabilities	1,341,613	1,346,913
Net tangible assets	774,638	834,854
Number of ordinary shares	138,387,890	96,651,692
Net tangible assets backing per ordinary Security $	5.60	8.64
Number of CDIs	1,383,878,900	966,516,920
Net tangible assets backing per CDI $	0.56	0.86